UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2017
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.
Results of Operations and Financial Condition.
On March 3, 2017, Insignia Systems, Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2016 financial results for the reporting period ended December 31, 2016.

A copy of the Company’s press release is furnished as Exhibit 99.1 attached hereto and a copy of the presentation materials discussed during the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01.
Regulation FD Disclosure.
The disclosures set forth in Item 2.02 above are hereby incorporated by reference into this Item 7.01.

Item 9.01.
Financial Statements and Exhibits.
(d)
Exhibits
Exhibit No.	Description
99.1	Press Release dated March 3, 2017 of Insignia Systems, Inc.
99.2	Presentation materials dated March 3, 2017 of Insignia Systems, Inc.

The information contained in this Current Report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Dated: March 3, 2017	By:	/s/ Kristine A. Glancy
Kristine A. Glancy
President and Chief Executive Officer
(on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release dated March 3, 2017 of Insignia Systems, Inc.	Furnished Electronically
99.2	Presentation materials dated March 3, 2017 of Insignia Systems, Inc.	Furnished Electronically